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                                                                   EXHIBIT 10.28

CoreStates Bank, N.A.
Suite 300
2240 Butler Pike
Plymouth Meeting, PA 19462-1302
610 834 2013
Fax 610 834 2069

June 24, 1996

Mr. William W. Yeager
Chief Financial Officer
Menley & James Laboratories, Inc.
100 Tournament Drive
Horsham, PA 19044

Dear Bill:

This letter evidences the approval of CoreStates Meridian Bank to extend, pursuant to your request, the expiration date of the Revolving Credit dated December 2, 1993 to June 30, 1998 from April 30, 1997. Additionally, as a result of previous amendments, the maximum amount available for borrowing by Menley & James Laboratories, Inc. under the Revolving Credit is $3,000,000. Further, all other terms and conditions contained in the Loan Agreement, including subsequent amendments, remain unchanged.

If you should have any questions regarding the foregoing, please contact me.

Sincerely,


/s/
______________________
James D. Miller
Vice President

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CoreStates Bank, N.A.
2240 Butler Pike
Plymouth Meeting, PA 19462
610 834 2013
Fax 610 834 2069

October 7, 1996

Mr. William W. Yeager
Chief Financial Officer
Menley & James Laboratories, Inc.
100 Tournament Drive
Horsham, PA 19044

Dear Bill:

Pursuant to our recent conversation, this letter evidences the consent of CoreStates Bank to the following:

  1. Menley & James Laboratories, Inc. shall maintain a Minimum Net Worth of $20,500,000 at all times.

  2. Menley & James Laboratories, Inc. shall not incur capital expenditures and capital lease obligations in any one fiscal year, on a non-cumulative basis, in excess of $500,000.

If you should have any questions regarding the foregoing, please contact me.

Sincerely,


/s/
______________________
James D. Miller
Vice President

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